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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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          Date of Report (Date of earliest event reported): May 7, 2006

                                VOYAGER ONE, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
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(Commission File Number)                       (IRS Employer Identification No.)

16 East Hinsdale Avenue, Hinsdale, IL                       60521
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (630) 325-7130


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Item 8.01  Other Events
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On May 7, 2006, Voyager One, Inc. entered into a letter of intent to acquire
Gulf Coast Petroleum, Inc. based in Chicago, Illinois. Gulf Coast Petroleum, Inc. is a distributor of Centron. Centron is a patented fuel additive produced by American Energy Group which works as a catalyst during combustion to burn fuel more efficiently and completely resulting in a consistent increase in fuel economy together with reduced vehicle operating costs and improved air quality. It has been successfully tested as engine safe with a wide array of diesel and gasoline series engines.

The transaction, which is subject to the signing of a definitive agreement and customary closing conditions, is to close no later than June 19, 2006. The terms of the transaction are not disclosed.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 8, 2006                 VOYAGER ONE, INC.


                                   By: /s/ John Lichter
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                                   Chief Executive Officer


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